A Proven History of Shareholder Value Creation And Commitment to Our Communities 2nd Quarter 2021 Lakeland Financial Corporation LKFN L I S T E D

David M. Findlay President & Chief Executive Officer david.findlay@lakecitybank.com (574) 267-9197 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267-9125 2

This presentation contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward-looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain and, accordingly, you are cautioned not to place undue reliance on any forward-looking statement. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including, without limitation: (i) the effects of future economic, business and market conditions and changes, (ii) the effects of the COVID-19 pandemic and the responses of federal, state and local governmental authorities, (iii) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities and other interest sensitive assets and liabilities, (iv) changes in borrowers’ credit risks and payment behaviors, (v) the timing and scope of any legislative and regulatory changes, including changes in tax and banking laws and regulations and their application by the Company’s regulators, (vi) the failure of assumptions and estimates used in the Company’s reviews of its loan portfolio, underlying the establishment of reserves for possible credit losses, the Company’s analysis of its capital position and other estimates; and (vii) the risks noted in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as other risks and uncertainties set forth from time to time in the Company’s other filings with the Securities and Exchange Commission. Forward-Looking Information 3

4 Bank Director’s 2021 Scorecard

Consecutive Increases in PTPP Income Since 2012(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 7 Institutions 31 Institutions 152 Institutions 210 Institutions (including LKFN) 5 Long Term Success for Shareholders Source: S&P Global Market Intelligence. Financial data is as of March 31, 2021. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 7/8/21; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2011 through December 31, 2020). Net income before extraordinary items is defined by S&P Global Market Intelligence as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Global Market Intelligence. (3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019 and 2020. LTM ROE >14.0%

Strong Capital Structure 6 Tangible Common Equity 91.7% Reserves 8.3% $ 1 .2 1 $ 2 6 .4 5 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 1 9 91 1 9 93 1 9 95 1 9 97 1 9 99 2 0 01 2 0 03 2 0 05 2 0 07 2 0 09 2 0 11 2 0 13 2 0 15 2 0 17 2 0 19 2 0 21 Tangible Book Value(1) Per Share (1)compounded annual growth rate computed from 1991-2020 Key Ratios and Per Share Data as of June 30, 2021 TCE/Tangible Assets 10.81% Total Risk-Based 15.04% Leverage 10.59% Book Value $26.59 Tangible Book Value $26.45 Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common Share are Non- GAAP financial measures. See “Reconciliation of Non-GAAP Financial Measures” in the Second Quarter 2021 Earnings Press Release and Form 8-K.

Lake City Bank Today • A long-term and consistent organic growth story • Headquartered in Warsaw, Indiana • 50 branch offices - $6.2 billion banking assets - $2.9 billion trust and investment brokerage assets • Focused on execution – “blocking and tackling” • Continued growth potential 7

A Quarter Century of Organic Growth 8 $ 2 ,7 0 7 $ 8 4 ,3 3 7 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 1 9 91 1 9 92 1 9 93 1 9 94 1 9 95 1 9 96 1 9 97 1 9 98 1 9 99 2 0 00 2 0 01 2 0 02 2 0 03 2 0 04 2 0 05 2 0 06 2 0 07 2 0 08 2 0 09 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 Net Income Compound Annual Growth 1991 – 2020 • Loans = 11% • Deposits = 10% • Net Income = 13% • Earnings Per Share = 12% Record Net Income for 30 of 32 Years (000’s) N et In co m e

Established Market Presence Organic Growth Potential in Mature and Developing Markets 9 Market Data Warsaw – 1872 22 offices Elkhart – 1990 11 offices South Bend – 1997 4 offices Fort Wayne – 1999 7 offices Indianapolis – 2011 6 offices

Strong Regional and Statewide Economy Indiana Employment Trends Versus National Averages 10 Source: United States Bureau of Labor Statistics. Lake City Bank footprint is defined as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange, Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana U n em p lo ym en t 1 0 .4% 8 .8% 8 .0% 7 .7% 5 .7% 4 .6% 3 .9% 3 .0% 3 .0% 2 .8% 1 1 .4% 4 .3% 1 0 .3% 8 .7% 8 .0% 7 .8% 5 .9% 4 .9% 4 .2% 3 .2% 3 .2% 3 .0% 1 1 .9% 4 .0% 9 .3% 8 .7% 7 .9% 7 .3% 6 .1% 5 .3% 4 .5% 4 .1% 3 .6% 3 .4% 1 3 .0% 5 .8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2010 May 2011 May 2012 May 2013 May 2014 May 2015 May 2016 May 2017 May 2018 May 2019 May 2020 May 2021 May Consolidated LCB Footprint Indiana United States

Shareholder Value Strategy 11 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

• 42 credit “smart” commercial bankers • Average 20 years in banking & 11 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients needs • Deep organizational structure provides credit and administrative support • We cross-sell aggressively by leveraging technology Experienced Relationship Driven Team Commercial Banking Focus 12

Credit Process • We are in-market lender to in-market clients • Character matters – we lend to people first • Our credit discipline has never changed • We focus on management/cash flow • We have a centralized committee structure • Structure is important • Orientation towards owner occupied and well structured nonowner occupied real estate 13 Commercial Banking Focus

Lake City Bank Culture • Our culture is our greatest asset and we will preserve it • Lake City University drives our culture • Diversity, Equity and Inclusion initiatives underway • Our community involvement is real and critical to our strategy • Our culture has not been diluted by acquisition 14 High Quality Team Members

Mature1 Market Deposit Performance $1,980 $1,757 $1,399 $824 $341 $339 $202 $83 -$83 -$328-$350 $150 $650 $1,150 $1,650 $2,150 Lake C ity B an k 1 st So u rce JP M C h ase Flagstar First M erch an ts Star Fifth Th ird P N C O ld N atio n al K eyB an k Organic Growth 2010 - 2020 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties Totals adjusted to include branches subsequently acquired by surviving banks 15 Lake City Bank has grown deposits by 93% over the last ten-year period. (millions)

Organic Growth 16 Indianapolis Market Opportunity Indianapolis Market Banks Share of Market 1. JPM Chase 22% 2. PNC 14% 3. Fifth Third 9% 4. Huntington National 7% 5. First Internet Bank 7% 6. BMO Harris 7% 7. KeyBank 6% 8. Bank of America 6% 9. Merchants Bank 5% 10. National Bank of Indy 4% 16. Lake City Bank 1% 88% 12% Out of State In State- Marion, Hamilton and Johnson Counties as of 6/30/20; Source: FDIC Statistics Deposit Market Share

17 A Strong Environment for Growth and Expansion • #1 manufacturing state in the country(1) • CNBC named Indiana as #1 state for infrastructure • K-12 funding increased $1 billion since 2017 • Net population in-migration in 2020 • Ten-year population growth of 4% through 2020 • State GDP percent increase of 4% from January 2020 to March 2021(2) (1) Based on per capita population as of 2019 (2) Indiana Chamber Economic Recovery Dashboard

18 Core Deposits Fund Organic Loan Growth • Focus on core deposit growth in retail, commercial and public funds • Commercial deposit growth over 5 years = 22% CAGR • Capitalize on market disruption in our footprint to grow deposits • Emphasize checking account relationship products and flexible solutions • Leverage demographic and lifestyle data • Omni channel media campaign is utilized Core Deposit Funding

• Fintech partnerships play a growing role in our technology • Lake City Bank Digital, the next generation digital solution implemented in March 2021 • Technology partnership with FIS is strong – User Planning Council and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • Cybersecurity protection is a constant focus • AI and data gathering and analysis playing an increasingly important role • Branch strategies involve hardware and software innovations 19 Innovative and Competitive Technology is a Focus Commitment to Technology and Cyber Risk Management

Mobile Adoption is Growing Rapidly 20 Channel Utilization Over Three Year Horizon(1) Channel Type Total Transactions 2018 % of Total Total Transactions 2021 % of Total Three Year Change Branch Transactions 2,361,272 20% 2,020,517 15% (14)% ATM/ITM 951,855 8% 895,677 7% (6)% Online Logins 4,934,041 41% 4,891,595 36% (1)% Mobile Logins(2) 3,442,475 29% 5,402,220 40% 57% Telephone Banking 235,635 2% 245,362 2% 4% Total 11,925,278 100% 13,455,371 100% 13% (1) Measurement period includes twelve months of data ending June 30, 2018 and June 30, 2021 (2) Includes mobile phone, Apple watch & iPad app use

Lake City Bank Digital Adoption by Age Demographic 15% 25% 19% 31% 10% CUSTOMER BREAKDOWN 41% 53% 44% 40% 27% DIGITAL ADOPTION Gen Z Millennial Gen X Baby Boomer Mature Gen Z 1996 – Current Millennial 1977 – 1995 Gen X 1965 – 1976 Baby Boomer 1946 – 1964 Mature 1945 or before June 2021 21

22 Technology Focused Solutions Commitment to Technology and Cyber Risk Management

Financial Performance

1.29% 1.29% 1.69% 1.76% 1.55% 1.58% 12.52% 12.72% 16.51% 15.47% 13.51% 14.49%12.61% 12.83% 16.64% 15.57% 13.59% 14.57% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2016 2017 2018 2019 2020 YTD 2021 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity Income Performance Metrics ROA LTM Peer Data1 National Indiana ROA 1.25% 1.40% 1Source KBW Price Performance Review June 30, 2021 LKFN Performance Exceeds National and Indiana Peers 24 R O A R O E an d R O TE ROE and ROTE LTM Peer Data1 National Indiana ROE 12.5% 13.1% ROTE 14.1% 14.5% Note: Return on Average Tangible Common Equity is a Non-GAAP financial measure. See “Reconciliation of Non-GAAP Financial Measures” in the Second Quarter 2021 Earnings Press Release and Form 8-K.

$52,084 $57,330 $80,411 $87,047 $84,337 $36,969 $47,331 $2.05 $2.23 $3.13 $3.38 $3.30 $1.44 $1.85 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2016 2017(1) 2018 2019 2020 YTD 2020 YTD 2021 Net Income Diluted EPS Net Income and EPS 2021 Net Income increase 28% 2021 Diluted EPS increase 28% Net income improves in 2021 25 N et In co m e EP S (000’s) (1) Includes impact of tax reform of $4.1 million income tax provision for 2017

$78,367 $92,634 $105,344 $110,620 $118,646 $57,160 $57,843 1.94% 2.08% 2.21% 2.24% 2.40% 2.21% 1.93% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 Pretax Pre-Provision Earnings Pretax Pre-Provision/Average Assets Pretax Pre-Provision Earnings 2021 Pretax Pre-Provision Earnings YOY Growth 1% Demonstrates Consistent Operating Strength 26 P re ta x P re -P ro vi si o n E ar n in gs P re ta x P re -P ro vi si o n E ar n in gs /A ve ra ge A ss et s (000’s) Note: Pretax Pre-Provision Earnings is a Non-GAAP financial measure. See “Reconciliation of Non-GAAP Financial Measures” in the Second Quarter 2021 Earnings Press Release and Form 8-K.

Average Loans Organic Loan Growth Returns to the Balance Sheet 93% 96% 94% 94% 95% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2016 2017 2018 2019 2020(1) YTD 2021 Retail Commercial Loans to Deposits 2021 YOY Growth 6% 27 $3,225,635 $3,610,908 Lo an s Lo an s to D ep o si t R at io (000’s) $3,843,912 $3,974,532 $4,424,472 (1) Includes $377 million in Average PPP loans in 2020 and $375 million at June 30, 2021 $4,527,234

Loan Breakdown C&I Drives Lending Business Commercial & Industrial $1,502,685 34% Commercial RE - Owner Occupied $672,903 15% Commercial RE - Nonowner Occupied $606,096 14% Commercial RE - Multifamily $300,449 7% Commercial RE - Construction $402,583 9% Agri-business - Agriculture $346,652 8% Other Commercial $85,356 2% Residential Mortgage $169,653 4% Home Equity $162,327 4% Installment - Other Consumer $113,276 3% $4.4 billion as of June 30, 2021 28 Commercial 90% Consumer 10% (000’s)

• $165 million thru 1,192 loans • Average loan size $139,000 • 15% of loans or $6 million forgiven as of 6/30/21 29 Paycheck Protection Program PPP Forgiveness Approvals Accelerate in Second Quarter • $571 million thru 2,409 loans • Average loan size $237,000 • 94% of loans, or $514 million forgiven as of 6/30/21 PPP Round 1 and Round 2 Balances PPP Round 1 Highlights PPP Round 2 Highlights $0 $555 $558 $412 $261 $41 $0 $0 $0 $0 $144 $153 $0 $100 $200 $300 $400 $500 $600 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 P P P L o an s (i n m ill io n s) PPP1 Loans PPP2 Loans

$3,477,816 $3,757,209 $4,093,894 $4,242,524 $4,650,597 $5,247,878 97% 95% 97% 98% 98% 99% 50% 60% 70% 80% 90% 100% 110% 120% 130% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2016 2017 2018 2019 2020 YTD 2021 Average Deposits % of Funding Average Deposits Deposit Growth Impacted by PPP Loans and Federal Stimulus 30 2021 YOY Growth 18% Note: Core Deposits are defined as total deposits less brokered deposits D ep o si ts D ep o si ts a s a P er ce n t o f To ta l F u n d in g (000’s)

Total Retail $1,987,251 37% Total Public Fund $1,275,388 24% Total Commercial $2,122,022 39% Brokered Deposits $10,004 0% Deposit Breakdown Demand Deposits Grew by $317 million or 22% in One Year 1.19% 0.98% 0.63% 0.48% 0.50% 0.54% 0.72% 1.10%1.35% 0.63% 0.31% 0.00% 1.00% 2.00% 3.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Cost of Deposits June 30, 2021 Total Deposits - $5.4 billion 31 Deposit Composition at end of period 2009 2021 Non-interest Bearing Demand Deposits 12% 32% Interest Bearing Demand, Savings & MMA 34% 50% Time Deposits > or = to $100,000 35% 14% Time Deposits < $100,000 19% 4% Total Deposits (billions) $1.9 $5.4 (000’s)

Net Interest Income Growth in Net Interest Income Offset by Margin Compression $118,481 $135,892 $151,271 $155,047 $163,008 $78,382 $87,340 3.18% 3.33% 3.43% 3.38% 3.19% 3.22% 3.10% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 Net Interest Income Net Interest Margin, fully tax equivalent 2021 YOY Growth 11% 32 N et In te re st In co m e N et In te re st M ar gi n , f u lly t ax e q u iv al en t (000’s)

Fixed Rate $1,380,781 35% Prime $1,055,104 26% 1 Month LIBOR $1,159,675 29% FHLB/Other $410,194 10% Interest Rate Sensitivity • Proactive deposit pricing reductions • 70% of Public Funds are tied to Fed Funds effective rate • 90% of loan portfolio consists of commercial loans • Fixed rate commercial loans have average terms of 5 years • 37% of variable rate loans have floors with an average rate of 3.54% • Investment portfolio duration is 7.06 years 33 Commercial Loans $3.9 billion as of June 30, 2021 (000’s) Commercial Loan Portfolio Pricing Composition

Asset Quality Semi-Annual Portfolio Reviews Affirm Overall Strength of Asset Quality 2 .1 5% 2 .7 5% 1 .3 7% 0 .9 4% 0 .5 0% 0 .4 2% 0 .1 9% 0 .2 5% 0 .1 9% 0 .4 6% 0 .2 6% 0 .2 5% 1 .8 2% 2 .2 0% 1 .7 5% 1 .3 1% 0 .4 1% 0 .3 5% 0 .1 6% 0 .2 0% 0 .1 6% 0 .3 8% 0 .2 1% 0 .1 9% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 6.75% 6.26% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans, excluding PPP N o n p er fo rm in g A ss et s to T o ta l A ss et s Im p ai re d a n d W at ch L is t Lo an s to T o ta l L o an s 34

0 .5 4% 0 .2 5% 0 .2 0% 0 .1 1% 0 .1 0% 0 .0 9% 0 .0 3% -0 .0 1% 0 .1 3% 0 .0 3% 0 .0 9% -0 .0 7% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.72% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% -0.20% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Lo an L o ss R es er ve t o T o ta l L o an s N et C h ar ge O ff s (R ec o ve ri es ) to A ve ra ge L o an s Net Charge Offs (Recoveries)/Average Loans Loan Loss Reserve to Total Loans, excluding PPP Asset Quality Reserve Represents Strong Coverage with Stable and Improving Asset Quality Metrics 35

$32,864 $36,009 $40,302 $44,997 $46,843 $21,946 $23,897 22% 22% 21% 22% 22% 22% 21% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 N o n -I n te re st In co m e as % o f To ta l R ev en u e N o n -I n te re st In co m e Non-Interest Income % of Total Revenue Non-Interest Income Fee-based Revenue Improves in 2021 2021 YOY Increase 9% 36 (000’s)

Non-Interest Expense Disciplined Approach to Cost Structure While Continuing to Invest in the Future 37 $72,978 $79,267 $86,229 $89,424 $91,205 $43,168 $53,394 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 2021 YOY Increase 24% (000’s)

47% 48% 51% 52% 50% 50% 48% 46% 45% 45% 43% 48% 40% 45% 50% 55% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Efficiency Ratio Revenue Growth is Primary Driver Constant investment in technology and facilities 38

Stable Healthy Dividend $0.73 $0.85 $1.00 $1.16 $1.20 $0.60 $0.68 1.95% 1.77% 2.25% 2.40% 2.27% 2.57% 2.21% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 Dividend Per Share - split adjusted Dividend Yield 2021 Growth 13% 39 Dividend Reflects Strength of Balance Sheet D iv id en d p er S h ar e D iv id en d Y ie ld

(500.00) 0.00 500.00 1,000.00 1,500.00 2,000.00 2,500.00 3,000.00 3,500.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LKFN S&P US BMI Banks Index S&P 500 S&P 500 Financials 2,556.56% 48.53% 254.60% 9.18% LKFN Shareholder Value Total Return Performance from 12/31/00 to 6/30/21 40

Investment Highlights • Proven History of Organic Growth • Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value 41

Supplemental Information

43 COVID-19 Crisis Management • Active Credit Risk Management • COVID-19 Related Loan Deferrals • Paycheck Protection Program

Active Credit Risk Management Ongoing Assessment of Potential Risk Sector – COVID-19 Hotel & Accomodations 2.3% June 30, 2021 2.3% of Loan Portfolio $96 million (excludes PPP Loans) 44 March 31, 2020 Recreational Vehicle 4.3% Nursing Home & Assisted Living 4.0% Hotel & Accomodations 2.4% Self-Storage Facilities 1.9% Automotive, Boating, Trailer & Truck 1.7% Transportation & Trucking Contractors 0.9% Education 0.9% C&I Building Construction 0.6% Restaurants 1.6% Entertainment & Recreation 0.5% 18.7% of Loan Portfolio $765 million

$467 $737 $653 $158 $101 $85 $37 $28 404 487 384 102 49 26 10 4 0 100 200 300 400 500 600 700 800 900 $0 $100 $200 $300 $400 $500 $600 $700 $800 Deferrals Borrowers COVID-19 Related Loan Deferrals COVID-19 Loan Deferrals as of June 30, 2021 Credit Risk Management Efforts Type of Loan # of Borrowers Loans (000’s) % of Total Loan Portfolio Commercial 8 $36,912 1% Consumer 0 0 0% Total 10 $36,912 1% • All COVID-19 related loan deferrals remain on accrual status, each deferral is evaluated individually and management has determined that all contractual cash flows are collectible at this time • The Hotel and Accommodation sector represents the largest component of deferral totals • TDR deferral relief extended to January 1, 2022 COVID-19 Loan Deferrals Lo an D ef er ra ls ( in m ill io n s) N u m b er o f B o rr o w er s (1) Deferral balances peaked on June 17, 2020 C & I $5,708 15% CRE-Owner Occupied $2,989 8% CRE-Nonowner Occupied $20,007 54% CRE - Multifamily $7,954 22% CRE - Construction & Other $254 1% $37 million Commercial Deferrals Commercial Deferrals by Loan Type 45

1, 0 84 1, 2 74 1, 43 9 1, 6 21 1, 6 11 1, 5 91 1, 5 88 1, 7 53 1, 7 15 1, 6 55 1, 6 64 1, 6 96 1, 6 16 1, 6 69 1, 6 30 1, 5 93 1, 6 37 1, 4 73 1, 4 46 1, 4 99 1, 4 10 1, 4 94 1, 0 95 1 ,2 4 3 1, 41 1 1, 4 75 1, 4 68 1, 4 93 1, 5 46 1, 5 14 1, 6 12 1, 6 11 1, 8 0 6 1, 7 3 7 1, 7 9 7 1, 7 3 8 1, 7 8 5 1, 8 3 5 1, 7 8 5 2 ,0 6 6 2 ,1 0 9 2 ,0 4 4 2 ,1 9 0 2 ,2 0 6 2,179 2,516 2,850 3,096 3,079 3,084 3,134 3,267 3,327 3,266 3,470 3,433 3,413 3,407 3,416 3,429 3,423 3,539 3,554 3,544 3,600 3,700 50% 51% 50% 52% 52% 52% 51% 54% 52% 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 25% 35% 45% 55% 65% 75% 85% 95% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 M ill io n s outstanding available % line usage Liquidity Line of Credit Utilization June 30, 2021 46

Commercial Loans by County Allen 17% Elkhart 14% St. Joseph 11% Kosciusko 9% Hamilton 8% Marion 11% Marshall 5% Other IN Counties (1) 19% Outside IN 6% June 30, 2021 47 (000’s) Commercial Loans Outstanding as of 6/30/2021 $3.9 million (1) All other counties individually represent less than 0.5% of total Commercial Customers in 50 Indiana Counties and 18 Other States

Larger Market Organic Expansion 48 State Rank County Primary City Population* LCB Entry LCB Deposit Market Share** # of Branches 20. Kosciusko Warsaw 79,456 1872 58% 12 6. Elkhart Elkhart 206,341 1990 23% 9 5. St. Joseph South Bend 271,286 1997 9% 4 3. Allen Fort Wayne 379,299 1999 14% 5 1. Hamilton, Johnson, Marion Indianapolis 1,460,760 2011 1% 6 * Source: STATS Indiana ** Source: FDIC 6/30/20 Statistics Organic Growth

Mature Market Strength and Growth (millions)1 2020 2010 2020 # of OfficesDeposits Share Deposits Share Increase 1. 1st Source $4,433 19.68% $2,676 15.68% 65.66% 53 2. Lake City Bank $4,113 18.26% $2,133 12.50% 92.83% 50 3. JPM Chase $2,992 13.29% $1,593 10.81% 87.82% 22 4. PNC $1,626 7.22% $1,543 9.07% 5.38% 24 5. First Merchants $941 4.18% $600 3.52% 56.83% 12 6. Flagstar $841 3.74% $17 0.10% 4847.06% 24 7. Star $797 3.54% $459 2.69% 73.86% 11 8. KeyBank $696 3.09% $1,024 6.00% (32.03)% 17 9. Old National $639 2.84% $722 4.20% (11.50)% 9 10. Fifth Third $571 2.54% $369 2.16% 54.74% 10 Market Total $22,521 $17,066 31.96% Organic Growth 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties Adjusted to include branches subsequently acquired by surviving banks 49

14.1% 12.9% 11.8% 11.5% 12.0% 12.3% 13.6% 18.6% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2014 2015 2016 2017 2018 2019 2020(1) 2021(2) US Govt Treas 0.08% US Govt Remics 8.17% US Govt Pools 31.59% Exempt Municipals 49.44% US Govt Agencies 8.04% CMCL CMO 2.68% Investment Portfolio – Source of Liquidity 50 June 30, 2021 Weighted Maturity Book Yield Duration Market Value US Govt REMICS 3.15 2.26% 4.49 91,834 US Govt Pools 7.40 1.91% 7.08 355,144 US Agencies 11.73 1.38% 12.74 90,372 US Treasury Notes/Bills 0.83 0.07% 0.83 900 Exempt Municipals (TEY) 16.16 3.20% 6.78 555,864 CMCL CMO 2.02 2.29% 1.54 30,121 Total (Tax-Equivalent Yield) 11.24 2.49% 7.06 $1,124,235 In ve st m en ts a s a % o f A ss et s (1) Ratio for 2020 excludes PPP loans of $412 million in total assets (2) Ratio for 2021 excludes PPP loans of $194 million in total assets

Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet -1.71% 1.59% 3.28% 6.64% 14.00% 21.26% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% NII - Rates Down 25 NII - Rates Up 25 NII - Rates Up 50 NII - Rates Up 100 NII - Rates Up 200 NII - Rates Up 300 Graph presents 12 month projected net interest income simulation results as of June 30, 2021 using parallel shocks 51

(800) 827-4522 LAKECITYBANK.COM